Ohio Municipal Cash Trust
Institutional Shares
A Portfolio of Money Market Obligations Trust

Supplement to the Prospectus dated February 29, 2008.

Under the heading entitled “Financial Highlights” please delete the table and footnotes and replace with the following:

Year Ended October 31	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.032	0.029	0.018	0.008	0.009
Net realized gain on investments	---	0.000 [1]	--	0.000 [1]	--
TOTAL FROM INVESTMENT OPERATIONS	0.032	0.029	0.018	0.008	0.009
Less Distributions:
Distributions from net investment income	(0.032)	(0.029)	(0.018)	(0.008)	(0.009)
Distributions from net realized gain on investments	(0.000)[1]	---	---	---	---
TOTAL FROM DISTRIBUTIONS	0.032	0.029	0.018	0.008	0.009
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	3.30%	2.96%	1.83%	0.79%	0.88%
Ratios to Average Net Assets:
Net expenses	0.51%	0.50%	0.50%	0.50%	0.50%
Net investment income	3.24%	2.93%	1.76%	0.78%	0.88%
Expense waiver/reimbursement[3]	0.07%	0.22%	0.31%	0.32%	0.32%
Supplemental Data:
Net assets, end of period (000 omitted)	$112,457	$154,496	$115,029	$146,091	$163,800

1Represents less than $0.001.
2Based on net asset value.
3This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated October 31, 2007, which can be obtained free of charge.

May 27, 2008

Federated Securities Corp., Distributor

Cusip 60934N427
38467 (5/08)